SIXTH LOAN MODIFICATION AGREEMENT

This Sixth Loan Modification Agreement (the "Agreement"), is executed this 22nd day of October, 2010, by and between Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc. (jointly, severally and collectively the "Borrowers"); and Manufacturers and Traders Trust Company (the "Bank").

BACKGROUND

A. On April 20, 2006, the Bank agreed to extend certain financial accommodations to Borrowers in the form of a construction and site development line of credit facility (the "Loan").

B. The Loan is evidenced by, inter alia, a Construction and Site Development Line of Credit Mortgage Note dated April 20, 2006, in the stated principal amount of Ten Million Dollars ($10,000,000.00), executed by Borrowers and payable to Bank, as amended by a Joinder and Assumption Agreement dated as of June 14, 2007, and as further amended from time to time, including amendments to increase/decrease the amounts of the Loan (collectively the "Note"), and a Loan Agreement dated April 20, 2006, executed by Borrowers and accepted by the Bank, as amended from time to time (collectively the "Loan Agreement"), and secured by, inter alia, the assets of the Borrowers pursuant to a General Security Agreement dated April 20, 2006, as amended (the "Security Agreement"), as perfected by certain filed Financing Statements, as well as an Open-End Mortgage from Blue Ridge Real Estate Company, as amended (the "Blue Ridge Mortgage"), an Open-End Mortgage from Big Boulder Corporation, as amended (the "Big Boulder Mortgage"), an Open-End Mortgage from Northeast Land Co." as amended (the "Northeast Land Co. Mortgage") (the Blue Ridge Mortgage, the Big Boulder Mortgage and the Northeast Land Co., Mortgage are collectively referred to as the "Mortgages"), certain recorded Assignments of Leases and Rents, as amended (the "Assignments"), and certain recorded Cross Collateralization Agreements, as amended.

C. The Loan Agreement, the Note, the Security Agreement, the Financing Statements, the Mortgages, the Assignments, the Cross Collateralization Agreements and all other documents, certificates and instruments executed and/or delivered in connection with the Loans are hereinafter sometimes referred to individually as a "Loan Document" and collectively as the "Loan Documents".

D. Borrowers and the Bank have agreed to modify the terms of the Loan Documents.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Borrowers and Bank agree as follows:

1.

INCORPORATION.

The recitals set forth in the Background to this Agreement and the Loan Documents referred to therein are incorporated herein by reference and made a part hereof with the same force and effect as if herein restated in full. However, the following provisions of this Agreement shall prevail over any inconsistent provisions contained in the materials incorporated herein.

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1.1.

Modification Paramount. In the event that any term or provision of any of the

Loan Documents is inconsistent or contrary to a specific and express term or provision of this Agreement, the explicit and express term or provision of this Agreement shall apply and shall be paramount. To the extent that no such inconsistency exists, the terms and provisions of the Loan Documents, as amended, shall continue in full force and effect.

1.2.

No Novation; Continuing Validity. This Agreement is not intended to be nor shall it constitute a novation of the Loan Documents or the indebtedness and obligations evidenced thereby. Borrowers hereby ratify, confirm and approve the Loan Documents as modified herein, and the indebtedness and obligations evidenced thereby, and Borrowers agree that the same are valid and binding agreements of the Borrowers, enforceable in accordance with their terms. Borrowers warrant, represent, acknowledge and agree that the Loan Documents have not been amended or modified by any oral or written agreement or course of conduct of the parties.

1.3.

Further Compliance with Loan Documents. Borrowers hereby ratify, reaffirm and agree to all terms, conditions and remedies of and contained in the Loan Documents, and warrant and agree that Borrowers shall fully and strictly comply with all such terms and provisions, with time being strictly of the essence.

2.

BANK'S COMPLIANCE; BORROWERS' ACKNOWLEDGMENTS.

2.1.

The Borrowers acknowledge and agree that Bank has fully and completely fulfilled and satisfied all obligations it had or has to Borrowers under the Loan Documents and otherwise pursuant to all other obligations and understandings it may have had to the date of this Agreement (except those obligations, if any, expressly provided for in this Agreement), including without limitation all obligations, if any, required of Bank under all documents and instruments now in existence or anticipated to be signed in connection with this Agreement, and upon the occurrence of an event of default by Borrowers, nothing further need be done by Bank before availing itself of all or any of its rights and remedies against Borrowers.

2.2.

Borrowers acknowledge and confirm that by not exercising the rights, remedies and privileges available to Bank, for any reason whatsoever, including the negotiation and execution of this Agreement, Bank is not waiving and has not waived any of its rights to do so in accordance with the Loan Documents and this Agreement.

2.3.

Borrowers acknowledge and agree that by negotiating and entering into this Agreement, Bank is not establishing a course of conduct nor a pattern of operation nor an implicit or explicit understanding that Bank may or will ever further revise, extend, increase or modify any term or condition of the Loan Documents or this Agreement or agree to forebear at any time in the future if an event of default should occur under and pursuant to the Loan Documents, this Agreement and/or any document or instrument contemplated or referred to herein.

3.

AMENDMENTS TO LOAN DOCUMENTS.

The Loan Documents are hereby amended as follows:

3.1 The Borrowers agree to execute an October 2010 Allonge to the Amended and Restated Construction and Site Development Line of Credit Mortgage Note in the form attached hereto as Exhibit "A" and incorporated herein by reference (the "Allonge") which shall, inter alia, reduce the amount available under the Loan from $17,900,000 to $9,000,000.00, shall amend the prepayment language as provided in Section 3.3 below, and shall extend the Maturity Date as provided in Section 3.4 below.

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3.2. Any reference to a Sewer and Water Line of Credit Sub-Loan (as provided in the Second Loan Modification Agreement dated June 15,2007), shall at the request of the Borrowers be eliminated, as such work has been indefinitely delayed.

3.3. The prepayment language in the Note is hereby amended to provided, ''If the Borrowers, or anyone or more of them voluntarily or willingly terminates the Note at any time and refinances any portion thereof for a residential development from or with any other lending institution, the Borrowers shall pay a termination fee to the Bank equal to one (1%) percent of Nine Million ($9,000,000.00) Dollars if such prepayment occurs within one year of the date hereof and the Borrower shall pay a termination fee to the Bank equal to one-half(1/2) of one (1%) percent of Nine Million ($9, 000, 000. 00) Dollars if prepayment occurs during the second year from the date hereof up to, but not including the Maturity Date." Notwithstanding, any funds utilized by any of the Borrowers from their proposed rights offering that paydown any portion of their Note shall not incur a prepayment charge.

3.4 The Maturity Date (as defined in the Note) shall be extended from October 31, 2010 to September 30, 2012. Absent a demand, interest shall continue to be due and payable on a monthly basis as set forth in the Note, with all principal, accrued but unpaid interest and costs due and payable in full on the earlier to occur of a demand by the Bank or September 30, 2012.

3.5 Section 3.1 of the Loan Agreement entitled, "Purpose of the Construction Line of Credit Sub-Loan" shall be modified to provide, "up to Four Million Four Hundred Thousand ($4,400,000.00) Dollars of the Loan may be used to fund the completion of the construction of the Units on the Land ("Construction Line of Credit Sub-Loan'').''

3.6. Section 4.2 of the Loan Agreement entitled, "Maximum Amount of the Site Development Sub-Loan shall be modified to read, "The aggregate amount disbursed under the Site Development Sub-Loan may not exceed Four Million Six Hundred Thousand Dollars ($4,600,000.00)". Accordingly, all references to the Letters of Credit in the Loan Agreement shall reflect the Bank agreement, subject to the terms and the conditions contained in the Loan Agreement, to issue, on one or more of the Borrowers' behalf, irrevocable standby letters of credit to the Official Bodies in an aggregate amount not to exceed Four Million Six Hundred Thousand Dollars ($4,600,000.00) for the purpose of guaranteeing completion of the Infrastructure Improvements to the pre-approved Projects as required by the Official Bodies.

3.7 Section 9.1 (c) of the Loan Agreement shall be amended to provide, "Debt Service Coverage Ratio. Permit the ratio of (A) the sum of (i) the net income of the Borrowers, (ii) the depreciation and amortization of the Borrowers, (iii) the interest expense of the Borrowers, and (iv) other non-cash or extraordinary expenses of the Borrowers, during any fiscal year, and any distributions (if permitted), to (B) the total of (i) the current installments of all principal payable by the Borrowers, in connection with any indebtedness or other obligation maturing more than one year after the end of such fiscal year and arising from the borrowing of any money or the deferral of the purchase price of any asset, and (ii) the interest expense of the Borrowers, during such fiscal year, to be less than 1.50: 1.00, to be tested annually, with the calculation of interest expense not to include the interest on the Loan."

4.

CONFESSION OF JUDGMENT.

BORROWERS HEREBY EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWERS, OR ANY ONE OR MORE OF THEM, AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWERS, OR ANY ONE OR MORE OF THEM, IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE,

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ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $10,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS AGREEMENT OR THE NOTE OR A COPY OF EITHER VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWERS HEREBY FOREVER WAIVE AND RELEASE ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE AS DEFINED IN THE NOTE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL SUCH TIME AS THE LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

5.

REPRESENTATIONS AND WARRANTIES.

All of the representations and warranties set forth in the Loan Documents are hereby reasserted and restated by Borrowers as of the date hereof, as if each such representation and warranty were set forth at length herein. Borrowers hereby acknowledge that such representations and warranties are being specifically relied upon by Bank as an inducement to Bank to enter into this Agreement and as partial consideration for the terms and conditions contained herein. In addition to the representations and warranties already contained in the Loan Documents, Borrowers, as a material inducement to Bank to enter into this Agreement, hereby acknowledge, confirm, represent and warrant that:

5.1.

As of the date hereof, no default or event of default exists under the Loan Documents, and no condition exists which, but for the passage of time or the giving of notice or both, would constitute a default or event of default under the Loan Documents; and

5.2.

None of the Borrowers has any defenses, charges, claims, demands, pleas or offsets whatsoever in law or equity against Bank or against the enforcement of the Loan Documents.

5.3.

No consent to or approval of the execution, delivery and performance of this Agreement or any documents or actions contemplated herein is required to be obtained from any other person or entity, public or private, or any court, administrative agency or other governmental or quasi-governmental authority;

5.4.

The execution and delivery of this Agreement by the Borrowers will not conflict with, or result in a breach of (i) any mortgage, lease, contract, agreement, or other instrument to which any of the Borrowers is a party or by which any of its respective properties are bound; or (ii) any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental or quasi-governmental authority;

5.5.

This Agreement and all other documents executed pursuant hereto or in connection herewith have been or shall be duly and validly executed and delivered and constitute valid and legally binding obligations of Borrowers, enforceable in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally;

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5.6.

Borrowers and each property encumbered by the Mortgages (the "Mortgaged Premises") are in compliance in all material respects with all laws, regulations and requirements applicable to each of the Borrowers and the Mortgaged Premises, and none of the Borrowers has received, nor do any of them have any knowledge of, any order or notice of any governmental investigation or of any violations or claims of violation of any law, regulation or any governmental requirement applicable to any of the Borrowers or the Mortgaged Premises;

5.7.

There is no litigation or governmental proceeding pending or, to the knowledge of any of the Borrowers, threatened against anyone or more of the Borrowers which affects anyone or more of the Borrowers' ability to fulfill any of its obligations under this Agreement or any of the other Loan Documents;

5.8.

Neither this Agreement nor any other document executed in connection herewith by the Borrowers contains any untrue statement of a material fact and/or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate and not misleading; and

5.9.

The loan transaction consummated pursuant to the Loan Documents and this Agreement was and is a commercial business transaction and the entire proceeds thereof were used exclusively for commercial business purposes.

6.

RELEASE OF BANK BY BORROWERS.

In consideration of Bank's execution of this Agreement, Borrowers do hereby unconditionally release, remise and forever discharge Bank, and any entity which "controls" Bank within the meaning of Section 15 of the Securities Act of 1933, as amended, its members, officers, directors, officials, agents, employees and attorneys, and their respective heirs, successors and assigns (collectively "Releases"), of, for and from any and all claims, demands, debts, liabilities, judgments, contracts, obligations, accounts, costs and expenses (including, without limitation, legal fees, related expenses and the costs of defense), causes of action and claims for relief of whatever kind or nature, whether known or unknown, suspected or unsuspected, which Borrowers have or may have against Releases or any of them by reason of, or in any way connected with the Loan Documents, this Agreement, the Loan, or any of them, including without limitation, any default or alleged default or collection effort thereunder, and/or any purported oral agreements or understandings by and between Bank and Borrowers, any claim that can be asserted to reduce or eliminate all or any part of Borrowers' obligation to repay the Loan, or any claim in the nature of "lender liability" or sounding in tort or assumpsit or of an equitable nature, or any other matter whatsoever.

7.

REAFFIRMATION OF COLLATERAL.

The Mortgages and the other Loan Documents are hereby amended and extended to secure the entire indebtedness evidenced by the Note and the other Loan Documents, as amended and extended hereby. The Mortgaged Premises shall remain subject to the liens, operation and effect of the Mortgages, and nothing herein contained nor done pursuant hereto shall impair or adversely affect the lien, operation and effect of the Mortgages or their priority as a first liens on the Mortgaged Premises.

8.

WAIVER OF JURY TRIAL.

BORROWERS HEREBY KNOWINGLY VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY ANY ONE OR MORE OF THE BORROWERS MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THE NOTE, THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO BORROWERS REPRESENT AND WARRANT THAT NO

930196.1

REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE; THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER BORROWERS ACKNOWLEDGE THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

9.

INTEGRATION.

This Agreement, the Amended and Restated Construction and Site Development Line of Credit Mortgage Note dated of even date herewith, and the Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

10.

SEVERABILITY.

In the event that one or more provisions of this Agreement or their application to any person or circumstance shall be held invalid, illegal or unenforceable in any respect or to any extent, such provisions shall nevertheless remain valid, legal and enforceable in all such other respects and to such extent as may be permissible. In addition, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provisions had never been contained herein.

11.

GOVERNING LAWS; BINDING EFFECT.

This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, shall only be amended by an instrument in writing signed by each of the parties hereto, and shall extend to and bind the parties hereto and their respective heirs, administrators, successors and assigns.

12.

FEES AND COSTS.

Any and all expenses associated with this Agreement, including, but not limited to, the reasonable fees of the attorneys for the Bank for services rendered in connection with this Agreement shall be paid by the Borrowers, and the Borrowers shall also pay the reasonable attorney fees and costs of the Bank in connection with the renegotiation, redrafting, modifying, interpretation and enforcement of any of the provisions of this Agreement.

13.

INDEMNIFICATION.

Borrowers hereby jointly and severally agree to indemnify, defend and hold harmless Bank, its successors and assigns, from and against and in respect of, any and all damages, liabilities, reasonable fees, reasonable costs, reasonable expenses (and including, without limitation, reasonable attorney's fees and expenses) of every kind, nature or description incurred or suffered by Bank by reason of or resulting from or arising out of this Agreement including, but not limited to, any and all investigations, litigations, actions, suits, proceedings, demands, assessments, costs, fees, expenses or judgments under any state or federal laws, including securities laws.

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14.

FURTHER ASSURANCES.

From time to time, the Borrowers shall take such action and execute and deliver to the Bank such additional documents, instruments, certificates, and agreements as the Bank may reasonably request to effectuate the purposes of this Agreement.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have caused this Agreement to be executed as of the date first above written.

ATTEST:

BIG BOULDER CORPORATION

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK, Executive Vice

TAX ID. NO. 24-0822326

Executive Vice President and Treasurer

ATTEST:

BLUE RIDGE REAL ESTATE COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 24-0854342

Executive Vice President and Treasurer

ATTEST:

BBC HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 51-0294425

President and Treasurer

ATTEST:

BRRE HOLDINGS, INC.

/s/ Nina Corey

BY: /s/ Eldon D. Dietterick

NINA COREY, Secretary

ELDON D. DIETTERICK

TAX I.D. NO. 51-0294426

President and Treasurer

ATTEST:

NORTHEAST LAND COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 23-1682251

Executive Vice President and Treasurer

[SIGNATURES CONTINUED ON NEXT PAGE]

ATTEST:

LAKE MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 23-2243205

Executive Vice President and Treasurer

ATTEST:

JACK FROST MOUNTAIN COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX I.D. NO. 23-2167048

Executive Vice President and Treasurer

ATTEST:

BOULDER CREEK RESORT COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 20-2287001

Executive Vice President and Treasurer

ATTEST:

MOSEYWOOD CONSTRUCTION

COMPANY, Individually and d/b/a

STONEY RUN REALTY COMPANY and

d/b/a STONEY RUN BUILDERS COMPANY

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 65-1190104

Executive Vice President and Treasurer

ATTEST:

JACK FROST NATIONAL GOLF COURSE, INC.

/s/ Christine A. Liebold

BY: /s/ Eldon D. Dietterick

CHRISTINE A. LIEBOLD, Secretary

ELDON D. DIETTERICK

TAX ID. NO. 20-3092213

Executive Vice President and Treasurer

ACCEPTED BY:

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Richard Kazmerick

Richard Kazmerick. Vice President

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ACKNOWLEDGMENTS

COMMONWEALTH OF PENNSYLVANIA

)

: ss.

COUNTY OF CARBON

)

On the 22nd day of October, 2010, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Eldon D. Dietterick personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument on behalf of Big Boulder Corporation, Blue Ridge Real Estate Company, BBC Holdings, Inc., BRRE Holdings, Inc., Northeast Land Company, Lake Mountain Company, Jack Frost Mountain Company, Boulder Creek Resort Company, Moseywood Construction Company, individually and doing business as Stoney Run Realty Company and Stoney Run Builders Company, and Jack Frost National Golf Course, Inc., and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ John E. Riley

Notary Public

My commission expires:  May 14, 2011

COMMONWEALTH OF PENNSYLVANIA

)

: ss.

COUNTY OF CARBON

)

On the 22nd day of October, 2010, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Richard Kazmerick personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument on behalf of Manufacturers and Traders Trust Company and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.   .

/s/ Liane Pacelli

Notary Public

My commission expires: August 28, 2012

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